IDEX Mutual Funds

IDEX AEGON Income Plus, IDEX Alger Aggressive
Growth, IDEX Federated Tax Exempt, IDEX Gabelli
Global Growth, IDEX Goldman Sachs Growth,
IDEX Great Companies - AmericaSM, IDEX Great
Companies - Global2, IDEX Great Companies -
TechnologySM, IDEX Isabelle Small Cap Value,
IDEX Janus Balanced, IDEX Janus Capital Appreciation, I
DEX Janus Flexible Income, IDEX Janus Global,
IDEX Janus Growth & Income, IDEX Janus Growth,
IDEX Jennison Equity Opportunity, IDEX LKCM
Strategic Total Return, IDEX Pilgrim Baxter Mid Cap
Growth, IDEX Salomon All Cap, IDEX T. Rowe Price
Dividend Growth, IDEX T. Rowe Price Small Cap, and IDEX Transamerica Equity

Supplement dated February 13, 2002 to Prospectus dated March 1, 2001, as supplemented March 5, 2001,
March 22, 2001, March 28, 2001, May 14, 2001,
August 30, 2001, September 27, 2001, October 5,
2001, November 15, 2001, December 12, 2001,
December 31, 2001 and February 1, 2002



At a Special Meeting of Shareholders on February 8,
2002, shareholders approved the following proposals:

* Re-election of the current Trustees of the IDEX
* Board of Trustees and election of two new Trustees t
* o the Board;
* Adoption of revisions to certain investment restrictions;
* Adoption of a Sub-Adviser Approval Policy;
* Adoption of a new sub-advisory agreement between
* IMI and Janus Capital Corporation with respect to
* IDEX Janus Growth, IDEX Janus Global, IDEX Janus
* Capital Appreciation, IDEX Janus Balanced, IDEX
* Janus Growth & Income and IDEX Janus Flexible Income.








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